                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 1997

                         THE PEREGRINE REAL ESTATE TRUST
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-9097                  94-2255677
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)

    1300 ETHAN WAY, SUITE 200
      SACRAMENTO, CALIFORNIA                                           95825
 (Address of principal executive offices)                            (Zip Code)

                                 (916) 929-8244
              (Registrant's telephone number, including area code)

                         THE PEREGRINE REAL ESTATE TRUST

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On January 3, 1997, pursuant to a Stock Purchase Agreement, attached hereto as Exhibit 2 and incorporated herein by this reference, The Peregrine Real Estate Trust (the "Registrant") sold its 76% stock interest in the California Real Estate Investment Trust ("CalREIT") to CalREIT Investors Limited Partnership. The purchase price for the stock was $20,222,011, or approximately $2.91 per CalREIT share, in cash. CalREIT is a self-administered real estate investment trust engaged primarily in the acquisition, management and disposition of commercial property and mortgage investments.

         The Registrant's press release dated January 3, 1997, attached hereto as Exhibit 99, is incorporated herein by this reference.

ITEM 7.           PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Balance Sheet as of September 30, 1996

                  Unaudited Pro Forma Statement of Operations
                     For the Year Ended December 31, 1995

                  Unaudited Pro Forma Statement of Operations
                     For the Nine Months Ended September 30, 1996

                  The unaudited pro forma financial statements reflect the sale of Peregrine's 76% stock interest in CalREIT for $20,222,011, as if it had been consummated on January 1, 1995. Such unaudited pro forma financial statements reflect adjustments to the historical financial statements to record the sale of Peregrine's equity investment in CalREIT and to record the interest savings on the Notes Payable to the Senior Lender Group resulting from the reduction of debt with the application of 80% of the net proceeds from the sale, as required by the Note Agreement.

         (c)      Exhibits

                  2. Stock Purchase Agreement, dated as of January 3, 1997, by and between The Peregrine Real Estate Trust and CalREIT Investors Limited Partnership.

                  99.      Press Release, dated January 3, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE PEREGRINE REAL ESTATE TRUST

                                           Registrant

Date: January  13, 1997                    /s/ Joseph M. Mock
                                           ---------------------------------
                                           Joseph M. Mock
                                           Chief Executive Officer
                                           and Principal Accounting Officer

                                 EXHIBITS INDEX

 2. Stock Purchase Agreement, dated as of January 3, 1997, by and between The Peregrine Real Estate Trust and CalREIT Investors Limited Partnership.

 99.     Press Release, dated January 3, 1997.

                         Pro Forma Financial Information

                         THE PEREGRINE REAL ESTATE TRUST
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                                                              HISTORICAL        ADJUSTMENTS          PRO FORMA
                                                                              ----------        -----------          ---------
                           ASSETS

INVESTMENTS:

     Rental properties, net of accumulated depreciation                    $  80,407,000    $  (8,562,000) (a)      $  71,845,000
     Notes receivable, net of deferred gains                                   2,253,000       (1,582,000) (a)            671,000
     Marketable securities available-for-sale                                 15,606,000      (15,606,000) (a)                 --
     Investment in CalREIT                                                            --       21,160,000  (a)                 --
                                                                                              (21,160,000) (b)
                                                                           -------------    -------------           -------------

                                                                              98,266,000      (25,750,000)             72,516,000

Cash                                                                           4,089,000       (3,248,000) (a)          5,432,000
                                                                                                4,591,000  (b)
Restricted cash                                                                4,503,000                                4,503,000
Rents and accrued interest receivable, net of allowance                        1,204,000         (673,000) (a)            531,000
Other assets                                                                   2,611,000         (329,000) (a)          1,896,000
                                                                                                 (386,000) (b)
                                                                           -------------    -------------           -------------
         Total assets                                                      $ 110,673,000    $ (25,795,000)          $  84,878,000
                                                                           =============    =============           =============


                           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

LIABILITIES:

     Long-term notes payable, collateralized by deeds of trust on
         rental properties                                                 $  34,218,000    $  (5,192,000) (a)      $  29,026,000
     Notes payable to Senior Lender Group                                     44,880,000      (15,631,000) (b)         26,733,000
                                                                                               (2,516,000) (c)

     Line of credit                                                            8,539,000                                8,539,000
     Accounts payable and accrued expenses                                     5,466,000         (102,000) (a)          5,364,000
     Other liabilities                                                           503,000          (72,000) (a)            431,000
                                                                           -------------    -------------           -------------


                                                                              93,606,000      (23,513,000)             70,093,000
                                                                           -------------    -------------           -------------


Minority interest                                                              5,789,000       (5,789,000) (a)                 --
                                                                           -------------    -------------           -------------


Redeemable convertible preferred stock, net of unaccreted discounts           25,510,000                               25,510,000
                                                                           -------------                            -------------


Shares of beneficial interest                                                 13,356,000                               13,356,000
Unrealized holding gains on marketable securities                                 14,000          (14,000) (a)                 --
Accumulated deficit                                                          (27,602,000)       2,329,000  (a)        (24,081,000)
                                                                                               (1,324,000) (b)
                                                                                                2,516,000  (c)
                                                                           -------------    -------------           -------------

         Total liabilities and shareholders' equity (deficit)              $ 110,673,000    $ (25,795,000)          $  84,878,000
                                                                           =============    =============           =============





(a) Adjustment to eliminate the net assets of CalREIT, eliminate the minority interest investment in CalREIT, and to record Peregrine's equity investment in CalREIT.

(b)    Adjustment to record the sale of the equity investment in CalREIT.

(c) Adjustment to record the interest savings on the Notes Payable to the Senior Lender Group resulting from the reduction of debt with the application of 80% of the net proceeds from the sale of CalREIT, as required by the Note Agreement.

                         THE PEREGRINE REAL ESTATE TRUST
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                              YEAR ENDED DECEMBER 31, 1995

                                                      HISTORICAL      ADJUSTMENTS         PRO FORMA
                                                      ----------      -----------         ---------
REVENUES:
     Hotel                                         $  12,816,000   $   (46,000) (a)     $  12,770,000
     Rent                                             12,495,000    (2,093,000) (a)        10,402,000
     Interest                                          1,766,000    (1,396,000) (a)           370,000
                                                   -------------   -----------          -------------

                                                      27,077,000    (3,535,000)            23,542,000
                                                   -------------   -----------          -------------

EXPENSES:
     Hotel operating expenses                         10,964,000        (8,000) (a)        10,956,000
     Operating expenses                                4,286,000      (584,000) (a)         3,702,000
     Property management                                 634,000       (96,000) (a)           538,000
     Depreciation and amortization                     3,763,000      (662,000) (a)         3,101,000
     Interest                                          8,524,000      (815,000) (a)         6,318,000
                                                                    (1,391,000) (b)

     General and administrative                        4,194,000      (933,000) (a)         3,261,000
                                                   -------------   -----------          -------------

                                                      32,365,000    (4,489,000)            27,876,000
                                                   -------------   -----------          -------------


         Loss before valuation losses, and
           minority interest                          (5,288,000)      954,000             (4,334,000)

Valuation losses                                      (9,526,000)    3,281,000  (a)        (6,245,000)
                                                   -------------   -----------          -------------


         Loss before minority interest               (14,814,000)    4,235,000            (10,579,000)

Minority interest                                        667,000      (667,000) (a)                --
                                                   -------------   -----------          -------------

         Loss from continuing operations           $ (14,147,000)  $ 3,568,000          $ (10,579,000)
                                                   -------------   -----------          -------------



Loss from continuing operations per share of beneficial interest:

Loss from continuing operations                    $ (14,147,000)                       $ (10,579,000)

Preferred stock dividends, net of discounts           (2,242,000)                          (2,242,000)

Accretion of discounts on preferred stock               (289,000)                            (289,000)
                                                   -------------                        -------------


Loss from continuing operations attributable to
     shares of beneficial interest                 $ (16,678,000)                       $ (13,110,000)
                                                   =============                        =============


Loss from continuing operations per share of
     beneficial interest                           $       (3.42)                       $       (2.68)
                                                   =============                        =============


Weighted average number of shares of beneficial
     interest outstanding                              4,883,000                            4,883,000



 (a) Adjustment to eliminate the revenues and expenses of CalREIT and the minority interest in the net loss of CalREIT.

 (b) Adjustment to record the interest savings on the Notes Payable to the Senior Lender Group resulting from the reduction of debt with the application of 80% of the net proceeds from the sale of CalREIT, as required by the Note Agreement.

                         THE PEREGRINE REAL ESTATE TRUST
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                             NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                      HISTORICAL        ADJUSTMENTS         PRO FORMA
                                                      ----------        -----------         ---------
REVENUES:
     Hotel                                        $    9,533,000  $                    $    9,533,000
     Rent                                              8,587,000    (1,585,000) (a)         7,002,000
     Interest                                          1,086,000      (837,000) (a)           249,000
                                                  --------------  ------------         --------------

                                                      19,206,000    (2,422,000)            16,784,000
                                                  --------------  ------------         --------------

EXPENSES:

     Hotel operating expenses                          7,847,000                            7,847,000
     Operating expenses                                2,925,000      (475,000) (a)         2,450,000
     Property management                                 629,000       (76,000) (a)           553,000
     Depreciation and amortization                     2,149,000       (45,000) (a)         2,104,000
     Interest                                          6,170,000      (410,000) (a)         4,635,000
                                                                    (1,125,000) (b)

     General and administrative                        3,746,000    (1,073,000) (a)         2,673,000
                                                  --------------  ------------         --------------

                                                      23,466,000    (3,204,000)            20,262,000
                                                  --------------  ------------         --------------


         Loss before valuation losses, and
           minority interest                          (4,260,000)      782,000             (3,478,000)

Valuation losses                                      (3,428,000)    1,743,000  (a)        (1,685,000)
                                                  --------------  ------------         --------------


         Loss before minority interest                (7,688,000)    2,525,000             (5,163,000)

Minority interest                                         69,000       (69,000) (a)                --
                                                  --------------  ------------         --------------

         Loss from continuing operations          $   (7,619,000) $  2,456,000         $   (5,163,000)
                                                  --------------  ------------         --------------


Loss from continuing operations per share of beneficial interest:

Loss from continuing operations                   $   (7,619,000)                      $   (5,163,000)

Preferred stock dividends, net of discounts           (1,857,000)                          (1,857,000)

Accretion of discounts on preferred stock               (259,000)                            (259,000)
                                                  --------------                       --------------


Loss from continuing operations attributable to
     shares of beneficial interest                $   (9,735,000)                      $   (7,279,000)
                                                  ==============                       ==============


Loss from continuing operations per share of
     beneficial interest                          $        (1.99)                      $        (1.49)
                                                  ==============                       ==============


Weighted average number of shares of beneficial
     interest outstanding                              4,881,000                            4,881,000



 (a) Adjustment to eliminate the revenues and expenses of CalREIT and the minority interest in the net loss of CalREIT.

 (b) Adjustment to record the interest savings on the Notes Payable to the Senior Lender Group resulting from the reduction of debt with the application of 80% of the net proceeds from the sale of CalREIT, as required by the Note Agreement.